UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     June 3, 2005

SIMMONS BEDDING COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of Incorporation)

333-113861	13-3875743

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800 Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)

(770) 512-7700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1 PRESS RELEASE

Item 8.01 Other Events

On June 3, 2005 Simmons Bedding Company's indirect parent, Simmons Company, issued a press release announcing that it has filed with the Securities and Exchange Commission, a request to withdraw its Registration Statement on Form S-1, registration No. 333-116197, initially filed with the Securities and Exchange Commission on June 4, 2004.

Simmons Company requested to withdraw its Registration Statement due to market conditions and for strategic reasons. The press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit
Number	Exhibit Name
99.1	Press Release

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Simmons Bedding Company
/s/ William S. Creekmuir
Name:	William S. Creekmuir
Title:	Executive Vice President and Chief Financial Officer

Date: June 3, 2005

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EXHIBIT INDEX

Exhibit
Number	Exhibit Name
99.1	Press Release